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                                  EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT



         I consent to the inclusion in the Registration Statement of Gump & Company, Inc. on Form SB-2 of my report dated August 26, 2001 on the financial statements of Gump & Company, Inc. which is a part of the Registration Statement. I also consent to the reference to me under the heading "Experts" in such Prospectus, which is part of the Registration Statement.



                                                     /s/ Gerald R. Perlstein
Los Angeles, California                              -----------------------
October 11, 2001                                     Gerald R. Perlstein










EXHIBIT 23.1 - Page 1